UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2021

Masco Corporation

(Exact name of registrant as specified in its charter)

delaware	No. 1-5794	No. 38-1794485
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway, Livonia, Michigan		48152
(Address of Principal Executive Offices)		(Zip Code)

(313) 274-7400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2021, Masco Corporation (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to its existing Credit Agreement dated as of March 13, 2019 among Masco and Masco Europe S.à r.l., as borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement” and as amended by Amendment No. 1, the “Amended Credit Agreement”).

Pursuant to Amendment No. 1, the Credit Agreement was amended to (i) expand the “Agreed Currencies” for which loans thereunder may be denominated outside of the swingline facility to include British Pounds Sterling and Canadian Dollars, together with their applicable interest rate benchmark, (ii) replace the London Interbank Offering Rate (“LIBOR”) with the Euro Interbank Offered Rate (“EURIBOR”) as the interest rate benchmark for purposes of loans denominated in Euros and (iii) provide mechanics for the replacement of a benchmark for an applicable Agreed Currency upon the occurrence of certain specified events. Under the Amended Credit Agreement, the replacement reference interest rate benchmark for loans denominated in U.S. dollars upon the eventual discontinuation of LIBOR will have a benchmark adjustment applied based on its historical relationship to LIBOR, which can be either the term Secured Overnight Financing Rate (“SOFR”) plus a spread, daily simple SOFR plus a spread, or another alternative interest rate index selected by the Administrative Agent and the Company.

The foregoing summary of the Amended Credit Agreement is qualified in its entirety by the Amended Credit Agreement, which is attached hereto as Exhibit 10 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10	Amendment No. 1 to Credit Agreement, dated as of December 22, 2021, among Masco Corporation and Masco Europe S.à r.l., as borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
	Name:	John G. Sznewajs
	Title:	Vice President, Chief Financial Officer

Dated: December 22, 2021